UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

MUTUAL FUNDS

John Hancock

Tax-Advantaged Dividend Income Fund

Annual Report

12.31.08

Ticker | **HTD**

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

Stocks posted severe losses during the 12 months ended December 31, 2008, amid a widening financial crisis and economic downturn. Preferred stocks also struggled against dramatically deteriorating demand and supply conditions. For the 12 months ended December 31, 2008, John Hancock Tax-Advantaged Dividend Income Fund returned –29.97% at net asset value (NAV) and –35.46% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average UBS closed-end tax-advantaged diversified equity fund returned –45.71% at NAV and –49.26% at market value. For the same 12-month period, the Merrill Lynch Preferred Stock DRD-Eligible Index returned –52.66%, the S&P 400 Mid-Cap Utilities Index returned –20.35% and the S&P 500 Banks Index returned –47.44% . In a period in which virtually every preferred stock suffered price declines, the holdings that detracted most were our foreign financial banks and insurance companies, including Royal Bank of Scotland, ABN Amro and ING Groep. On the other hand, our utility preferred stocks held up the best, declining less than the preferred market as a whole, thanks to reasonably strong investor demand for relatively high-yielding defensive stocks. In this area, some of our top performers included PPL Energy, Progress Energy, FPC Capital and Xcel Energy, Inc. Utility common stocks yielded a few relative bright spots, including electric utility Southern Co., which was helped by a favorable regulatory environment in its service territory and its ability to lock in lower coal costs.

“Stocks posted severe losses
during the 12 months ended
December 31, 2008...”

Regarding the Fund’s debt, the extremely difficult market conditions and sharp downturn caused the Fund to deleverage several times during the period to keep within the assets-to-debt ratio of its loan covenant. Even though the market continued to decline, we stopped deleveraging after the terms of the loan covenant were modified.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Dividend Income Fund | Annual report

Portfolio summary

Top 10 equity holdings[1]

Integrys Energy Group, Inc.	3.4%	DTE Energy Co.	3.0%

NSTAR	3.4%	Duquesne Light Co.	2.8%

Merrill Lynch & Co., Inc.	3.2%	OGE Energy Corp.	2.8%

Bank of America Corp.	3.1%	Vectren Corp.	2.7%

Progress Energy, Inc.	3.0%	CH Energy Group, Inc.	2.7%

Sector distribution[1,2]

Multi-utilities	34%	Integrated telecommunication services	3%

Electric utilities	21%	Oil & gas storage & transportation	2%

Diversified financial services	13%	Regional banks	2%

Gas utilities	7%	Wireless telecommunication services	2%

Integrated oil & gas	3%	Life & health insurance	2%

Investment banking & brokerage	3%	Oil & gas exploration & production	2%

Diversified banks	3%	Other	3%

1 As a percentage of the Fund’s total investments on December 31, 2008.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Dividend Income Fund	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-08

Issuer	Shares	Value

Common stocks 90.79%		$436,015,976

(Cost $555,613,555)

Diversified Banks 0.52%		2,493,000

Wachovia Corp.	450,000	2,493,000

Diversified Financial Services 0.26%		1,267,200

Bank of America Corp.	90,000	1,267,200

Electric Utilities 14.48%		69,552,730

American Electric Power Co., Inc. (Z)	523,500	17,422,080

Duke Energy Corp. (Z)	700,000	10,507,000

Great Plains Energy, Inc.	40,000	773,200

Pinnacle West Capital Corp.	215,000	6,907,950

Progress Energy, Inc. (Z)	550,000	21,917,500

Southern Co. (Z)	325,000	12,025,000

Gas Utilities 8.92%		42,814,910

Atmos Energy Corp. (Z)	741,800	17,580,660

Northwest Natural Gas Co. (Z)	215,000	9,509,450

ONEOK, Inc. (Z)	540,000	15,724,800

Industrial Conglomerates 1.72%		8,262,000

General Electric Co. (Z)	510,000	8,262,000

Integrated Oil & Gas 5.33%		25,596,950

BP PLC, SADR (Z)	417,500	19,513,950

Total SA, ADR (Z)	110,000	6,083,000

Integrated Telecommunication Services 4.28%		20,572,503

Alaska Communications Systems Group, Inc.	55,000	515,900

AT&T, Inc. (Z)	465,000	13,252,500

FairPoint Communications, Inc.	4,248	13,933

Verizon Communications, Inc. (Z)	200,300	6,790,170

Multi-Utilities 47.14%		226,410,897

Ameren Corp. (Z)	561,100	18,662,186

Black Hills Corp. (Z)	460,100	12,404,296

CH Energy Group, Inc. (Z)	381,000	19,579,590

Consolidated Edison, Inc. (Z)	300,000	11,679,000

Dominion Resources, Inc. (Z)	375,000	13,440,000

DTE Energy Co. (Z)	600,000	21,402,000

Integrys Energy Group, Inc. (Z)	580,000	24,928,400

NiSource, Inc. (Z)	790,500	8,671,785

NSTAR (Z)	670,000	24,448,300

OGE Energy Corp. (Z)	775,000	19,979,500

PNM Resources, Inc.	58,000	584,640

See notes to financial statements

8	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value
Multi-Utilities (continued)

Public Service Enterprise Group, Inc. (Z)		340,000	$9,917,800

TECO Energy, Inc. (Z)		360,000	4,446,000

Vectren Corp. (S)		790,000	19,757,900

Xcel Energy, Inc. (Z)		890,000	16,509,500

Oil & Gas Storage & Transportation 3.46%			16,605,700

Spectra Energy Corp. (Z)		1,055,000	16,605,700

Publishing 0.00%			2,281

Idearc, Inc.		26,830	2,281

Regional Banks 3.01%			14,427,880

KeyCorp (Z)		619,000	5,273,880

Regions Financial Corp. (Z)		1,150,000	9,154,000

Wireless Telecommunication Services 1.67%			8,009,925

Vodafone Group PLC, ADR (Z)		391,875	8,009,925

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 60.55%			$290,805,096

(Cost $393,325,466)

Cable & Satellite 0.60%			2,856,380

Comcast Corp., 7.000% (Z)	BBB+	125,500	2,856,380

Consumer Finance 1.00%			4,807,725

HSBC Finance Corp., 6.360%, Depositary
Shares, Ser B (Z)	A	150,000	2,625,000

HSBC Holdings PLC, 8.125%	A	50,000	1,215,000

SLM Corp., 6.970%, Ser A (Z)	BB	42,500	967,725

Diversified Banks 3.92%			18,846,166

Royal Bank of Scotland Group PLC, 5.750%,
Ser L (Z)	BBB	858,500	6,842,245

Wachovia Corp., 8.000%	A–	547,900	12,003,921

Diversified Financial Services 19.05%			91,473,290

ABN AMRO Capital Funding Trust VII, 6.080%
(Z)	BBB+	983,000	9,780,850

Bank of America Corp., 8.200%	A–	185,000	3,746,250

Bank of America Corp., 6.625% (Z)	A–	355,000	5,644,500

Bank of America Corp., 6.204%, Depositary
Shares, Ser D (Z)	A–	240,000	3,607,200

Bank of America Corp., 6.700%, Depositary
Shares (Z)	BBB+	500,000	8,520,000

Citigroup Capital VIII, 6.950% (Z)	BBB	522,300	8,946,999

Citigroup, Inc., 8.125%, Depositary Shares,
Ser AA (Z)	BBB	343,050	5,471,648

Citigroup, Inc., 8.500%, Depositary Shares,
Ser F (Z)	BBB	125,000	1,978,750

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	9

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Diversified Financial Services (continued)

Deutsche Bank Capital Funding Trust VIII,
6.375% (Z)	A–	282,000	$4,810,920

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	A–	310,000	4,619,000

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	A–	797,893	13,548,223

ING Groep NV, 7.050% (Z)	A	140,000	1,778,000

ING Groep NV, 6.200% (Z)	A	109,100	1,200,100

JPMorgan Chase & Co., 8.625%	A–	100,000	2,518,000

JPMorgan Chase & Co., 5.490%, Ser G (Z)	A–	256,100	10,756,200

JPMorgan Chase & Co., 5.720%, Ser F (Z)	A–	15,100	626,650

JPMorgan Chase & Co., 6.150%, Ser E (Z)	A–	98,000	3,920,000

Electric Utilities 17.73%			85,137,924

Alabama Power Co., (Class A), 5.300% (Z)	BBB+	200,000	4,350,000

Carolina Power & Light Co., 5.440% (Z)	BBB–	111,493	10,706,818

Connecticut Light & Power Co., Ser 68G,
3.240% (Z)	BB+	20,686	1,023,038

Duquesne Light Co., 6.500% (S)	BB	427,000	20,069,000

Entergy Arkansas, Inc., 6.450% (Z)	BB+	110,000	2,365,000

Entergy Arkansas, Inc., 4.560% (Z)	BB+	9,388	756,908

Entergy Arkansas, Inc., 6.080% (Z)	Ba1	11,372	1,222,490

Entergy Arkansas, Inc., Ser 1965, 4.560% (Z)	BB+	9,818	791,576

Entergy Mississippi, Inc., 4.920% (Z)	Ba2	8,190	719,441

Entergy Mississippi, Inc., 6.250% (Z)	BB+	197,500	4,715,312

FPC Capital I , 7.100%, Ser A (Z)	BBB–	67,500	1,584,900

FPL Group Capital Trust I, 5.875% (Z)	BBB+	275,000	6,380,000

Interstate Power & Light Co., 8.375%, Ser B (Z)	Baa2	233,000	5,999,750

Interstate Power & Light Co., 7.100%, Ser C	BBB–	20,700	488,520

PPL Electric Utilities Corp., 6.250%, Depositary
Shares (Z)	BBB	300,000	6,056,250

PPL Energy Supply, LLC, 7.000% (Z)	BBB	297,512	7,378,298

Southern California Edison Co., 6.000%,
Ser C (Z)	BBB–	30,000	2,406,564

Southern California Edison Co., 6.125% (Z)	BBB–	50,000	4,118,750

Xcel Energy, Inc., Ser G, 4.560% (Z)	BBB–	53,900	4,005,309

Gas Utilities 2.45%			11,762,870

Southern Union Co., 7.550%, Ser A (Z)	BB	597,100	11,762,870

Investment Banking & Brokerage 4.79%			22,999,170

Lehman Brothers Holdings, Inc., 5.940%,
Depositary Shares, Ser C (G)(H)(Z)	D	274,760	27

Lehman Brothers Holdings, Inc., 6.500%,
Depositary Shares, Ser F (G)(H)(Z)	C	219,300	329

Lehman Brothers Holdings, Inc., 5.670%,
Depositary Shares, Ser D (G)(H)(Z)	C	65,000	260

See notes to financial statements

10	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Investment Banking & Brokerage (continued)

Merrill Lynch & Co., Inc., 6.375%, Depositary
Shares, Ser 3 (Z)	BBB+	139,000	$2,075,270

Merrill Lynch & Co., Inc., 8.625%, Ser MER (Z)	BBB+	1,057,800	20,923,284

Life & Health Insurance 2.77%			13,314,600

MetLife, Inc., 6.500%, Ser B (Z)	BBB	780,000	13,314,600

Multi-Utilities 3.74%			17,955,883

BGE Capital Trust II, 6.200% (Z)	BB+	147,100	2,324,180

Constellation Energy Group, Inc., 8.625%,
Ser A (Z)	BB+	300,000	5,820,000

Pacific Enterprises, 4.500%	BBB+	45,000	3,240,000

Public Service Electric & Gas Co., Ser D,
5.050% (Z)	BB+	23,442	2,074,617

Public Service Electric & Gas Co., Ser E,
5.280% (Z)	BB+	22,930	2,096,949

South Carolina Electric & Gas Co., 6.520% (Z)	Baa2	31,400	2,400,137

Oil & Gas Exploration & Production 2.45%			11,787,196

Nexen, Inc., 7.350% (Z)	BB+	675,484	11,787,196

Specialized Finance 0.83%			3,999,000

CIT Group, Inc., 6.350%, Ser A (Z)	BB+	310,000	3,999,000

U.S. Government Agency 0.01%			49,800

Federal National Mortgage Assn. (8.250% to
12-31-10 then variable), 8.250%	C	60,000	49,800

Wireless Telecommunication Services 1.21%			5,815,092

United States Cellular Corp., 7.500% (Z)	BBB–	398,294	5,815,092

Total Investments (Cost $948,939,021)† 151.34%			$726,821,072

Other assets and liabilities, net (51.34%)			($246,551,412)

Total net assets 100.00%			$480,269,660

The percentage shown for each investment category is the total value of that category as a percentage of the assets applicable to common shareholders.

ADR American Depositary Receipt

SADR Sponsored ADR

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $39,826,900 or 8.29% of the net assets of the Fund as of December 31, 2008.

(Z) All or a portion of this security is segregated as collateral for the Committed Facility Agreement (see Note 10). Total collateral value at December 31, 2008 was $657,904,039.

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	11

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments (continued)

† At December 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $959,574,006. Net unrealized depreciation aggregated $232,752,934, of which $23,135,523 related to appreciated investment securities and $255,888,457 related to depreciated investment securities.

The Fund had the following interest rate swap contract open on December 31, 2008:

	RATE TYPE

NOTIONAL	FIXED PAYMENTS	VARIABLE PAYMENTS	TERMINATION		UNREALIZED
AMOUNT	MADE BY FUND	RECEIVED BY FUND	DATE	COUNTERPARTY	DEPRECIATION

$95,000,000	3.60%	3-month LIBOR (a)	Jan 2011	Bank of America N.A.	($4,625,730)

(a) At December 31, 2008, the 3-month LIBOR rate was 1.425%.

See notes to financial statements

12	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (Cost $948,939,021)	$726,821,072
Cash	11,096,354
Receivable for investments sold	11,723,642
Dividends receivable	2,810,196
Prepaid CFA administration fees (Note 10)	107,250
Receivable from affiliates	18,826
Total assets	752,577,340

Liabilities

Payable for investments purchased	254,975
Committed facility agreement payable (Note 10)	267,200,000
Unrealized depreciation of swap contracts (Note 3)	4,625,730
Interest payable (Note 10)	15,216
Payable to affiliates
Management fees	11,075
Other	47,765
Other payables and accrued expenses	152,919
Total liabilities	272,307,680

Net assets

Capital paid-in	727,611,314
Accumulated net realized loss on investments	(20,576,857)
Net unrealized depreciation of investments and swap contracts	(226,743,679)
Accumulated distributions in excess of net investment income	(21,118)
Net assets applicable to common shares	$480,269,660

Net asset value per share

Based on 38,487,917 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.48

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 12-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $57,574)	$57,959,648
Interest	258,489
Total investment income	58,218,137

Expenses

Investment management fees (Note 6)	7,311,237
Accounting and legal services fees (Note 6)	120,487
Transfer agent fees	32,739
Interest expense (Note 10)	5,647,783
Printing fees	640,874
Professional fees	396,012
APS auction fees (Note 9)	381,349
Custodian fees	141,594
Trustees’ fees	53,095
Registration and filing fees	40,396
Miscellaneous	60,567

Total expenses	14,826,133
Less expense reductions (Note 6)	(1,949,663)

Net expenses	12,876,470

Net investment income	45,341,667

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(9,647,733)
Financial futures contracts	(1,234,587)
Swap contracts	709,412
(10,172,908)
Change in net unrealized appreciation (depreciation) of
Investments	(268,785,971)
Financial futures contracts	354,977
Swap contracts	(4,625,730)
(273,056,724)
Net realized and unrealized loss	(283,229,632)

Distributions to APS	(6,127,843)

Decrease in net assets from operations	($244,015,808)

See notes to financial statements

14	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-07	12-31-08

INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment income	$52,969,543	$45,341,667
Net realized gain (loss)	44,594,199	(10,172,908)
Change in net unrealized appreciation (depreciation)	(128,054,026)	(273,056,724)
Distributions to APS (Note 9)	(17,447,730)	(6,127,843)

Decrease in net assets resulting from operations	(47,938,014)	(244,015,808)

Distributions to common shareholders
From net investment income	(50,017,509)	(39,254,688)
From net realized gain	(24,803,416)	(6,140,997)
From tax return of capital	—	(17,698,324)
	(74,820,925)	(63,094,009)
From Fund share transactions (Note 7)	—	(53,556,991)

Total decrease	(122,758,939)	(360,666,808)

Net assets

Beginning of year	963,695,407	840,936,468

End of year[1]	$840,936,468	$480,269,660

1 Includes distributions in excess of net investment income of $13,267 and $21,118 respectively.

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows 12-31-08

This statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
12-31-08

Cash flows from operating activities

Net decrease in net assets from operations	($244,015,808)
Distributions to preferred shareholders	6,127,843
Net decrease in net assets from operations excluding distributions to
preferred shareholders	(237,887,965)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(3,505,259,826)
Investments sold	3,714,421,147
Net amortization of premium (discount)	235,669
Decrease in dividends and interest receivable	827,215
Decrease in receivable from affiliates	18,893
Increase in payable for investments purchased	254,975
Increase in receivable for investments sold	(11,723,642)
Decrease in cash collateral for futures contracts	450,000
Increase in prepaid CFA administration fees	(107,250)
Increase in unrealized depreciation of swap contracts	4,625,730
Decrease in payable for futures variation margin	(181,643)
Decrease in payable to affiliates	(62,053)
Increase in interest payable	15,216
Decrease in accrued expenses	(187,658)
Net change in unrealized (appreciation) depreciation on investments	268,785,971
Net realized gain on investments	9,647,733

Net cash provided by operating activities	$243,872,512

Cash flows from financing activities

Repayment of APS	($380,000,000)
Cash distributions paid to preferred shareholders	(6,254,219)
Borrowings from committed facility agreement payable	351,000,000
Repayments of committed facility agreement payable	(83,800,000)
Repurchase of common shares	(53,556,991)
Distributions to common shareholders	(63,094,009)

Net cash used in financing activities	($235,705,219)

Net increase in cash	8,167,293

Cash at beginning of period	2,929,061

Cash at end of period	11,096,354

Supplemental disclosure of cash flow information

Cash paid for interest	$5,632,437

See notes to financial statements

16	Tax-Advantaged Dividend Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-04[1,2]	12-31-05[1]	12-31-06	12-31-07	12-31-08

Per share operating performance

Net asset value, beginning of year	$19.10[3]	$20.48	$19.93	$22.90	$19.99
Net investment income[4]	1.14	1.22	1.43[5]	1.26	1.13
Net realized and unrealized gain
(loss) on investments	1.54	(0.23)	3.62	(1.98)	(7.07)
Distribution to APS	(0.29)	(0.29)	(0.39)	(0.41)	(0.15)
Total from investment operations	2.39	0.70	4.66	(1.13)	(6.09)
Less distributions to common shareholders
From net investment income	(0.87)	(1.16)	(1.16)	(1.19)	(0.99)
From net realized gain	—	(0.09)	(0.53)	(0.59)	(0.15)
From tax return of capital	—	—	—	—	(0.44)
Total distributions	(0.87)	(1.25)	1.69	(1.78)	(1.58)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.16[6]
Capital charges
Offering costs related
to common shares	(0.02)	—	—	—	—
Offering costs and underwriting
discounts related to APS	(0.12)	—	—	—	—
Net asset value, end of year	$20.48	$19.93	$22.90	$19.99	$12.48
Per share market value, end of year	$17.99	$16.81	$20.32	$17.90	$10.30
Total return at net asset value (%)[7]	12.85[9,10]	4.44[10]	25.67[10]	(4.19)	(29.97)
Total return at market value (%)[7,8]	(5.47)[9,11]	0.28	32.21	(3.32)	(35.46)

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$862	$838	$964	$841	$480
Ratios (as a percentage of average net assets):
Expenses before reductions
(excluding interest expense)	1.23[12,13]	1.32[13]	1.28[13]	1.27[13]	1.42
Interest expense (Note 10)	—	—	—	—	0.87
Expenses before reductions
(including interest expense)	1.23[12,13]	1.32[13]	1.28[13]	1.27[13]	2.29
Expenses net of all fee waivers
(excluding interest expense)	0.95[12]	1.03	1.00	0.99	1.12
Expenses net of all fee waivers
(including interest expense)	0.95[12,14]	1.03[14]	1.00[14]	0.99[14]	1.99
Net investment income	6.11[12,15]	5.97[15]	6.76[15]	5.65[15]	7.02
Portfolio turnover (%)	42	24	41	26	29

See notes to financial statements

Annual report | Tax-Advantaged Dividend Income Fund	17

F I N A N C I A L  S T A T E M E N T S

Financial highlights (continued)

Period ended	12-31-04[1,2]	12-31-05[1]	12-31-06	12-31-07	12-31-08

Senior securities
Total value of APS outstanding
(in millions)	$380	$380	$380	$380	—
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25	—
Average market value per unit
(in thousands)	$25	$25	$25	$25	—
Asset coverage per unit[16]	$79,542	$79,901	$88,352	$81,737	—
Total debt outstanding end
of period (in millions) (Note 8)	—	—	—	—	$267
Asset coverage per $1,000 of APS[17]	$3,268	$3,207	$3,536	$3,212	—
Asset coverage per $1,000 of debt[18]	—	—	—	—	$2,797

1 Audited by previous Independent Registered Public Accounting Firm.

2 Commencement of operations period from 2-27-04 to 12-31-04.

3 Reflects the deduction of a $0.90 per share sales load.

4 Based on the average of the shares outstanding.

5 Net investment income per share and the ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.13 per share and 0.63% of average net assets.

6 The repurchase plan was completed at an average repurchase price of $14.92 for 3,589,570 shares, which equals $53,556,991 in redemptions. The repurchase plan had a $0.16 NAV impact.

7 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

8 Total returns would have been lower had certain expenses not been reduced during the periods shown.

9 Not annualized.

10 Unaudited.

11 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

12 Annualized.

13 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.89%, 0.91%, 0.90% and 0.90% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

14 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.69%, 0.71%, 0.70% and 0.70% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

15 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.42%, 4.14%, 4.74% and 4.03% for the years ended 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

16 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

17 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end (Note 10).

18 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 10).

See notes to financial statements

18	Tax-Advantaged Dividend Income Fund | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund began operations February 27, 2004.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are value based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value.

Annual report | Tax-Advantaged Dividend Income Fund	19

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$663,367,530	—

Level 2 — Other Significant Observable Inputs	63,453,542	($4,625,730)

Level 3 — Significant Unobservable Inputs	—	—
Total	$726,821,072	($4,625,730)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of December 31, 2007	$10,034,370	—

Accrued discounts/premiums	—	—

Realized gain (loss)	—	—

Change in unrealized appreciation (depreciation)	—	—

Net purchases (sales)	—	—

Transfers in and/or out of Level 3	(10,034,370)	—
Balance as of December 31, 2008	$0	—

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections.

Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

From time to time, certain of the Fund may invest in Real Estate Investment Trusts (REITs)

20	Tax-Advantaged Dividend Income Fund | Annual report

and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifi-able to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $9,941,872 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: December 31, 2016 — $9,941,872.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends monthly. Capital gains, if any, are distributed annually. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $75,418,218 and long-term capital gain $16,850,437. During the year ended December 31, 2008, the tax character of distributions paid was as follows: ordinary income $49,582,867, long-term capital gain $1,940,661 and return of capital $17,698,324. Prior to the redemption of the Auction Preferred Securities, which was completed on May 28, 2008, the tax character of the long-term capital gain distribution was proportionally shared between the common and preferred shareholders of the Fund.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to distribution reclassifications and derivative transactions.

Statement of cash flows

The cash amount shown in the Statement of cash flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand

Annual report | Tax-Advantaged Dividend Income Fund	21

at its custodian and does not include any short-term investments.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Note 3
Financial instruments
Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. A Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund. When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Swap contracts

The Fund may enter interest rate, credit default, cross- currency, and other forms of swap transactions to manage its exposure to credit, currency and interest rate risks or to enhance the Fund’s income. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

22	Tax-Advantaged Dividend Income Fund | Annual report

Interest rate swap agreements

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

Note 4
Risk and uncertainties
Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Sector risk — utilities industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Sector risk — financial industry

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial companies can be hurt by economic declines and other factors. For instance, when economic conditions deteriorate, financial stocks may decline.

Leverage utilization risk

The Fund utilizes leverage to increase assets available for investment. See Note 8 for risks associated with the utilization of leverage.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributed to the Auction Preferred Shares or committed facility agreement (see Note 8) (collectively, managed assets). The Fund and the Adviser have a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The

Annual report | Tax-Advantaged Dividend Income Fund	23

Fund is not responsible for payment of subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. The effective rate for the year ended December 31, 2008 is 0.55% of the Fund’s average daily net asset value. Accordingly, the expense reductions related to the reduction in the management fee amounted to $1,949,663 for the year ended December 31, 2008. After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services of the Fund. The compensation for the period amounted to $120,487 with an effective rate of 0.02% of the Fund’s daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 7
Fund share transactions
Common shares

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan was in effect until December 31, 2008. On December 8, 2008, the Board of Trustees approved a subsequent repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares.

During the year ended December 31, 2008, the Fund repurchased 3,589,570 of its common shares or 8.53% of the outstanding common shares. The corresponding dollar amount of the share repurchase amounted to $53,556,991. There were no share transactions during the year ended December 31, 2007.

Note 8
Leverage

The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. Until May 8, 2008, the Fund used Auction Preferred Securities (APS) for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit from leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

  The likelihood of greater volatility of net asset value and market price of common shares fluctuations in the interest rate paid for the use of the credit facility increased operating costs, which may reduce the Fund’s total return to the holders of common shares

24	Tax-Advantaged Dividend Income Fund | Annual report

  the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In May 2008, the Fund’s Trustees approved a plan whereby the Fund’s form of leverage has changed from APS to a Committed Facility Agreement (the CFA). A third party commercial bank has agreed to provide this credit facility that enabled the refinancing of the Fund’s APS to debt. The redemption of all series was completed on May 28, 2008. Below is a comparison of the leverage methods utilized by the Fund:

	APS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)

Maximum Leverage	$380 million	$351 million
amount

Costs Associated	Dividends paid to preferred	Interest expense (overnight LIBOR
with Leverage	shareholders (maximum rate	plus 0.70%)*
equals the overnight commercial
paper rate plus 1.25%)

	APS auction fees	Arrangement fee **

	Auction agent expenses	Commitment fees (0.60% of the
unused portion of the CFA)

Preferred share transfer
agent expenses

*One month LIBOR plus 0.85% as of January 1, 2009.

**Arrangement fee is $877,500 amortized over the first 270 days of the CFA.

APS auction fees and auction agent expenses and interest expense, arrangement fees and commitment fees are included in APS auction fees and interest expense, respectively, in the Statement of Operations. See notes 8 and 9 for further details of the APS and CFA, respectively.

Note 9
Auction preferred shares

The Fund issued total of 15,200 APS on May 3, 2004, in a public offering. The underwriting discount and offering costs of incurred in connection with the preferred shares were charged to capital paid-in of common shares.

Dividend rates on APS ranged as follows: Series M from 3.52% to 5.40%, Series W from 3.56% to 5.40%, Series TH from 3.42% to 5.40% and Series F from 3.61% to 5.30% during the period from January 1, 2008 to May 19, 2008.

Note 10
Committed facility agreement

Effective May 7, 2008, the Fund entered into the CFA with a third party commercial bank that allows it to borrow up to an initial limit of $351 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Schedule of Investments. Interest is charged at the overnight LIBOR rate plus 0.70% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on

Annual report | Tax-Advantaged Dividend Income Fund	25

the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Prior to July 1, 2008, the commitment fee was 0.55% on the unused portion of the facility. Arrangement and commitment fees for the year ended December 31, 2008 totaled $259,113 and $770,250, respectively, and are included in interest expense in the Statement of Operations. As of December 31, 2008, the Fund had borrowings of $267,200,000 at an interest rate of 0.835% which are reflected in the CFA payable on the Statement of Asset and Liabilities. For the period from May 7, 2008 to December 31, 2008, the average borrowings under the CFA and the average interest rate (annualized) were $275,350,000 and 3.154%, respectively. The Fund may reduce or terminate the amount of the CFA upon 270 days’ notice to the lender, and it may terminate the agreement with 60 days’ notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments are in the best interests of the Fund’s shareholders. In certain circumstances, the CFA may automatically terminate, and in other specified circumstances it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the agreement, and it may modify or terminate the agreement upon 270 days’ notice. Effective January 1, 2009, the effective interest rate of the CFA was changed to the one month LIBOR plus 0.85% .

Note 11
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2008, aggregated $277,206,759 and $481,733,683, respectively.

Note 12
Change in fiscal year end

The Board of Trustees approved a change in the Fund’s fiscal year end from December 31 to October 31. The fiscal year end change is effective October 31, 2009.

26	Tax-Advantaged Dividend Income Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Tax-Advantaged Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Dividend Income Fund (the Fund) at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2009

Annual report | Tax-Advantaged Dividend Income Fund	27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2008.

The Fund has designated distributions to shareholders of $1,940,661 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2008, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

28	Tax-Advantaged Dividend Income Fund | Annual report

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

On March 31, 2008, the shareholders approved the following changes to the Fund’s investment policy: To eliminate the Fund’s “concentration” policy (i.e., investing at least 25% of its net assets) with respect to securities issued by financial securities corporations; to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the current policy).

Dividends and distributions

During the year ended December 31, 2008, dividends from net investment income totaling $1.575 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

January 31, 2008	$0.125
February 29, 2008	0.125
March 31, 2008	0.125
April 30, 2008	0.125
May 30, 2008	0.125
June 30, 2008	0.125
July 31, 2008	0.125
August 29, 2008	0.140
September 30, 2008	0.140
October 31, 2008	0.140
November 28, 2008	0.140
December 31, 2008	0.140
Total	$1.575*

*Includes $0.15 and $0.44 of net realized gains and tax return of capital, respectively.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor. com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares.

Annual report | Tax-Advantaged Dividend Income Fund	29

If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, .O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

30	Tax-Advantaged Dividend Income Fund | Annual report

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 31, 2008, the Annual Meeting of the Fund was held to elect two Trustees. Proxies covering 22,187,020 common and preferred shares of beneficial interest were voted at the meeting.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James F. Carlin	15,201,943	466,448
William H. Cunningham	15,202,541	465,850

The proposal to eliminate the Fund’s concentration policy with respect to securities issued by financial services corporations was voted as follows: 19,290,723 FOR, 1,060,293 AGAINST and 1,836,004 ABSTAIN.

The proposal to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required by the current policy) was voted as follows: 19,443,690 FOR, 1,043,429 AGAINST and 1,699,899 ABSTAIN.

Annual report | Tax-Advantaged Dividend Income Fund	31

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Tax-Advantaged Dividend Income Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

32	Tax-Advantaged Dividend Income Fund | Annual report

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than five full years of operational history, and considered the performance results for the Fund since its inception in 2004 through December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board recognized the short operational history of the Fund and noted that the Fund’s performance was lower than the performance of the Category and Peer Group medians over the 1- and 3-year periods. The Board viewed favorably that the Fund’s performance was higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index over the same periods.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and lower than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Category and Peer Group medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Annual report | Tax-Advantaged Dividend Income Fund	33

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

34	Tax-Advantaged Dividend Income Fund | Annual report

Information about the portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2008.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies:
4 accounts with assets of approximately $2.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies:
4 accounts with assets of approximately $2.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.4 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Annual report | Tax-Advantaged Dividend Income Fund	35

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

  The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
  When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.
  The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.
  The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
  The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

36	Tax-Advantaged Dividend Income Fund | Annual report

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Annual report | Tax-Advantaged Dividend Income Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson, Born: 1943	2004	51

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior Associate,
Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow,
Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President Wells
College, St. Lawrence University and the Association of Colleges and Universities of the State of New
York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life
(insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007);
UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for
International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2004	51

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2004	51

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	51

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

38	Tax-Advantaged Dividend Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, Born: 1938	2004	51

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	51

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2004	51

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until
2007).

Steven R. Pruchansky, Born: 1944	2004	51

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2008	23

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	269

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC
(the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC
(The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Tax-Advantaged Dividend Income Fund	39

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and
Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006
Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

40	Tax-Advantaged Dividend Income Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial Corporation
(until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

Annual report | Tax-Advantaged Dividend Income Fund	41

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham*	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	The Bank of New York Mellon
Steven R. Pruchansky
Gregory A. Russo	Transfer agent
*Members of the Audit Committee	Mellon Investor Services
†Non-Independent Trustee
Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Stock symbol
Francis V. Knox, Jr.	Listed New York Stock Exchange: HTD
Chief Compliance Officer
For shareholder assistance
Charles A. Rizzo	refer to page 31
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Web site	At the SEC
1-800-852-0218	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Month-end portfolio holdings are available at www.jhfunds.com.

42	Tax-Advantaged Dividend Income Fund | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P130A 12/08
2/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $39,593 for the fiscal year ended December 31, 2008 and $25,800 for the fiscal year ended December 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The audit-related fees amounted to $15,788 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,700 for the fiscal year ended December 31, 2008 and $3,700 for the fiscal year ended December 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $0 for the fiscal year ended December 31, 2008 and $3,000 for the fiscal year ended December 31, 2007. There were no other fees during the fiscal year ended December 31, 2008 and December 31, 2007 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $7,775,833 for the fiscal year ended December 31, 2008, and $1,553,823 for the fiscal year ended December 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
William H. Cunningham
Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund Ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2008.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2002 (inception)
Fund ownership — $1–$10,000

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Gregory K. Phelps	Other Registered Investment Companies:
4 accounts with assets of approximately $2.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies:
4 accounts with assets of approximately $2.2 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.4 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation. Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the

Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.37 While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
	Total Number of		Shares Purchased	of Shares that May
	Shares	Average Price	as Part of Publicly	Yet Be Purchased
Period	Purchased	per Share	Announced Plan	Under the Plan

January 1, 2008 to
January 31,2008	140,800	$17.457	n/a	n/a

February 1, 2008 to
February 29, 2008	277,200	17.513	n/a	n/a

March 1, 2008 to
March 31, 2008	393,300	15.888	n/a	n/a

April 1, 2008 to
April 30, 2008	467,470	16.156	n/a	n/a

May 1, 2008 to
May 31, 2008	451,600	16.774	n/a	n/a

June 1, 2008 to
June 30, 2008	524,600	15.640	n/a	n/a

July 1, 2008 to
July 31, 2008	451,100	14.050	n/a	n/a

August 1, 2008 to
August 31, 2008	145,200	14.459	n/a	n/a

September 1, 2008
to September 30,2008	285,600	12.745	n/a	n/a

October 1, 2008 to
October 31, 2008	265,500	9.841	n/a	n/a

November 1, 2008
to November 30, 2008	172,100	10.670	n/a	n/a

December 1, 2008
to December 31, 2008	15,100	9.049	n/a	n/a

Total	3,589,570	$14.920

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan terminated December 2008. During the period ended December 31, 2008, the Fund repurchased 3,589,570 common shares or 8.53% of the outstanding common shares. On December 8, 2008, the Board of Trustees approved a subsequent repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 2009.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 26, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: February 26, 2009